UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 26, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

EMPLOYMENT AGREEMENTS
---------------------

              On January 26, 2005, Hollinger International Inc. (the "Company") entered into employment agreements, effective as of January 1, 2005, with each of Gordon A. Paris ("Paris"), Paul B. Healy ("Healy"), James R. Van Horn ("Van Horn") and John Cruickshank ("Cruickshank") (each, an "Agreement"). In addition, the Company removed the term "interim" from Paris' title as Chairman, President and Chief Executive Officer.

              Following are summaries of the key terms of each of the Agreements. Except as defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in each of the Agreements, including "Cause" (Section 6(C)), "Good Reason" (Section 7(C)) and "Change in Control" (Section 7(C)).

              TERMS OF PARIS AGREEMENT
              ------------------------

              The Paris Agreement is for a period of one year from January 1, 2005, and its terms of employment are renewable for successive periods of one year upon expiration of the previous term, unless the Board of Directors of the Company or Paris gives written notice of non-renewal at least 60 days prior to the end of each such one year period.

              Paris is being employed as the Company's President and Chief Executive Officer and will report to the Board of Directors. During the term of his Agreement, Paris is to be paid an annual base salary of $2,000,000, offset in the amount of the annual salary received by him from Berenson & Company.

              Paris will be eligible for an annual bonus targeted at 50% of his annual base salary (the "Paris Target Bonus"), such bonus to be based on an annual calendar year bonus plan that is to be established by the Board of Directors. Paris is also to be provided with a one time grant of 8,445 restricted stock units ("Share Units") on the earlier of November 16, 2005 or the date of termination of his employment for any reason. In addition, Paris will be entitled to an annual grant of 68,494 Share Units beginning on January 1, 2006, provided he is employed as President and Chief Executive Officer on such anniversary dates. The Share Units will entitle Paris to receive one share of the Company's Class A Common Stock upon the termination of his employment. Paris is also eligible for participation in the Company's other incentive programs, benefit plans and programs and perquisites for which other senior executives of the Company are eligible.

              The Paris Agreement may be terminated (i) at the end of the term;
(ii) upon his death or disability; (iii) by the Company for Cause; (iv) by Paris for any reason upon 30 days' notice; or (v) by the Company for any other reason upon 60 days' notice. If Paris' services are terminated as described in the preceding clauses (i) through (iv), Paris will be entitled to receive his salary and health and welfare benefits through his final date of active employment, plus any accrued but unused vacation pay and any benefits required by law or any other plan or program in which he is a participant.

              If Paris' services are terminated by the Company at the end of the term or by the Company for any other reason, Paris will be entitled to receive the continuation of his annual base salary and the Paris Target Bonus on that salary for one year from the date upon which the term would have expired absent his termination (the "Continuation Period"), and the continuation of health and welfare benefits for the Continuation Period. Upon the termination of Paris' services as described in this paragraph, all unvested equity-based awards become immediately fully vested and payable (if applicable).

              In the event of a Change in Control of the Company, and the subsequent termination of Paris, within 36 months after the Change in Control, by the Company without Cause or by Paris for Good Reason, Paris will be entitled to his base salary and health and welfare benefits through his final date of active employment, any accrued but unused vacation pay and the Paris Target Bonus through his final date of active employment. In addition, Paris will be entitled to receive (i) a lump sum amount equal to his final annual base salary, multiplied by two, plus the higher of the Paris Target Bonus or the highest annual bonus actually received during the two most recent years, multiplied by two; and (ii) the continuation of health and welfare benefits for a period of two years from the date of the current term of his agreement. In addition, upon a Change in Control, all unvested awards and grants become immediately fully vested and payable (if applicable). The Paris Agreement provides for a tax gross up if there are deemed "parachute payments" under the Internal Revenue Code of 1986, as amended.

              Paris agrees that during his employment with the Company, and for a period of one year after the effective date of his termination from the Company for whatever reason, he will be subject to non-competition and non-solicitation provisions as set forth in his Agreement.

              The Paris Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

              TERMS OF HEALY AGREEMENT
              ------------------------

              Under the terms of the Healy Agreement, Healy is employed as the Company's Vice President, Investor and Relations and Corporate Development and will report to the President and Chief Executive Officer of the Company. Healy will be paid an annual base salary of $360,000 and will be eligible for an annual bonus targeted at 75% of his annual salary, such bonus to be based on an annual calendar year bonus plan that is to be established by the Board of Directors.

              The termination provisions of the Healy Agreement are substantially similar to those in the Paris Agreement, except that upon the termination of Healy's services by the Company at the end of the term or by the Company for any other reason with 60 days' notice, all unvested equity-based awards will continue to vest in accordance with their original schedules during the Continuation Period. In addition, upon Healy's termination in the event of a Change in Control, Healy is entitled to receive his base salary and Target Bonus to the end of the term of his Agreement, as well as the lump sum payment and benefits described herein under "Terms of Paris Agreement". Healy is not subject to non-competition or non-solicitation provisions.

              The Healy Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

              TERMS OF VAN HORN AGREEMENT
              ---------------------------

              Under the terms of the Van Horn Agreement, Van Horn is employed as the Company's Vice President, General Counsel and Secretary and will report to the President and Chief Executive Officer of the Company. Van Horn will be paid an annual salary of $350,000 and will be eligible for an annual bonus targeted at 75% of his annual base salary, such bonus to be based on an annual calendar year bonus plan that is to be established by the Board of Directors.

              The termination provisions of the Van Horn Agreement are substantially similar to those in the Paris Agreement, except that upon the termination of Van Horn's services by the Company at the end of the term or by the Company for any other reason with 60 days' notice, all unvested equity-based awards will continue to vest in accordance with their original schedules during the Continuation Period. In addition, upon Van Horn's termination in the event of a Change in Control, Van Horn is entitled to receive his base salary and Target Bonus to the end of the term of his Agreement, as well as the lump sum payment and benefits described herein under "Terms of Paris Agreement". Van Horn is not subject to non-competition or non-solicitation provisions.

              The Van Horn Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

              TERMS OF CRUICKSHANK AGREEMENT
              ------------------------------

              Under the terms of the Cruickshank Agreement, Cruickshank is employed as the Company's Chief Operating Officer of the Company's Chicago Group and Publisher of the CHICAGO SUN-TIMES and will report to the President and Chief Executive Officer of the Company. Cruickshank will be paid an annual salary of $360,000 and will be eligible for an annual bonus targeted at 50% of his annual base salary, such bonus to be based on an annual calendar year bonus plan that is to be established by the Board of Directors.

              The termination provisions of the Cruickshank Agreement are substantially similar to those in the Paris Agreement, except that upon Cruickshank's termination in the event of a Change in Control, Cruickshank is entitled to receive his base salary and Target Bonus to the end of the term of his Agreement, as well as the lump sum payment and benefits described herein under "Terms of Paris Agreement". Cruickshank agrees that during his employment with the Company, and for a period of one year after the effective date of his termination from the Company for whatever reason, he will be subject to non-competition and non-solicitation provisions as set forth in his Agreement.

              The Cruickshank Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

AMENDMENT TO DEFERRED STOCK UNIT AGREEMENT
------------------------------------------

              In connection with the Paris Agreement, the Deferred Stock Unit Agreement between the Company and Paris, dated November 16, 2003 ("Deferred Stock Unit Agreement"), was amended, effective as of January 1, 2005, to amend the number of Share Units and the dates on which the Share Units are granted to Paris, as previously described herein under "Terms of Paris Agreement". A copy of the Deferred Stock Unit Agreement was filed as Exhibit 10.24 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and is incorporated herein by reference. A copy of the amendment to the Deferred Stock Unit Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 8.01     OTHER EVENTS

              On January 27, 2005, the Company's Board of Directors unanimously voted for and announced the declaration of a special dividend of $3.00 per share for its Class A Common Stock, par value $0.01 per share, and its Class B Common Stock, par value $0.01 per share, for holders of record of such shares on February 14, 2005, payable on March 1, 2005 (the "Special Dividend").

              In addition, the Company announced that consistent with the terms of the Shareholder Rights Plan adopted by the Company on January 25, 2004 (the "Rights Plan"), the Special Committee of the Board of Directors reviewed the Rights Plan and determined that it remains in the best interest of the Company's shareholders.

              The Company also announced that Gordon A. Paris, the Company's interim President and Chief Executive Officer since November 2003 and interim Chairman of the Board of Directors since January 2004, was elected as Chairman, Chief Executive Officer and President of the Company.

              A copy of the Company's Press Release, dated January 27, 2005, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)           None.

(b)           None.

(c)           Exhibits.


EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
-------       -----------------------

 10.1 Employment Agreement by and between the Company and Paris, dated as of January 1, 2005

 10.2 Employment Agreement by and between the Company and Healy, dated as of January 1, 2005

 10.3 Employment Agreement by and between the Company and Van Horn, dated as of January 1, 2005

 10.4 Employment Agreement by and between the Company and Cruickshank, dated as of January 1, 2005

 10.5         Amendment to Deferred Stock Unit Agreement, dated as of
              January 1, 2005

 99.1         Press Release dated January 27, 2005


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                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HOLLINGER INTERNATIONAL INC.
                                              (Registrant)


Date:   February 2, 2005               By:    /s/ James R. Van Horn
                                              --------------------------------
                                       Name:  James R. Van Horn
                                       Title: VP, General Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
-------       -----------------------

 10.1 Employment Agreement by and between the Company and Paris, dated as of January 1, 2005

 10.2 Employment Agreement by and between the Company and Healy, dated as of January 1, 2005

 10.3 Employment Agreement by and between the Company and Van Horn, dated as of January 1, 2005

 10.4 Employment Agreement by and between the Company and Cruickshank, dated as of January 1, 2005

 10.5         Amendment to Deferred Stock Unit Agreement, dated as of
              January 1, 2005

 99.1         Press Release dated January 27, 2005



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